                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549
                                    FORM 8-K
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) December 18, 2000

                              UNITED RENTALS, INC.
                      UNITED RENTALS (NORTH AMERICA), INC.
            (EXACT NAME OF REGISTRANTS AS SPECIFIED IN ITS CHARTER)

------------------------------------------------------------------------------------------------
              Delaware                         1-14387                      06-1522496
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              Delaware                         1-13663                      06-1493538
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(State or Other Jurisdiction of                                            (IRS Employer
           Incorporation)               (Commission file Number)         Identification No.)
------------------------------------------------------------------------------------------------

Five Greenwich Office Park, Greenwich, Connecticut 06830
(Address of Principal Executive Offices)  (Zip Code)

Registrant's telephone number, including area code (203) 622-3131

Four Greenwich Office Park, Greenwich, Connecticut 06830
(Former Address of Principal Executive Offices)
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Item 5.  Other Events.

     Exhibit 99.1 is incorporated by reference herein.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

Exhibits

99.1 Primary draft transcript of investor conference call held by the registrant on December 18, 2000

                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized on this 18 day of December, 2000.


                                    UNITED RENTALS, INC.



                                    By:  Michael J. Nolan
                                         ----------------
                                    Name:  Michael J. Nolan
                                    Title:  Chief Financial Officer

Date: December 18, 2000